EX. 99.28(n)(1)(xi)

Amendment to
JNL Series Trust Multiple Class Plan

This Amendment is made by JNL Series Trust, a Massachusetts business trust (the “Trust”), to its Multiple Class Plan (the “Plan”).

Whereas, the Plan was adopted on April 29, 2013, and as amended by the Trust with respect to each of the Trust’s investment portfolios (each a “Fund”) as shown on Schedule A to the Plan, in accordance with Rule 18f-3 under the Investment Company Act of 1940, as amended.

Whereas, the Board of Trustees of the Trust (the “Board”) has approved new funds, fund mergers, and fund name changes for certain funds, as outlined below, effective August 13, 2018 (collectively, the “Fund Changes”):

New Funds

1) JNL Multi-Manager International Small Cap Fund;
2) JNL/American Funds Capital Income Builder Fund;
3) JNL/Heitman U.S. Focused Real Estate Fund;
4) JNL/JPMorgan Hedged Equity Fund;
5) JNL/Loomis Sayles Global Growth Fund; and
6) JNL/Morningstar Wide Moat Index Fund.

Fund Mergers

1) JNL/Invesco Mid Cap Value Fund to merge into the JNL/MFS Mid Cap Value Fund;
2) JNL/MMRS Conservative Fund to merge into the JNL/MMRS Moderate Fund; and
3) JNL/MMRS Growth Fund to merge into the JNL/MMRS Moderate Fund.

Fund Name Changes

1) JNL/MMRS Moderate Fund change to JNL/T. Rowe Price Managed Volatility Balanced Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
2) JNL/Brookfield Global Infrastructure and MLP Fund change to JNL/First State Global Infrastructure Fund (in connection with an investment sub-adviser replacement, as approved by the Board);
3) JNL/Franklin Templeton International Small Cap Growth Fund change to JNL/Franklin Templeton International Small Cap Fund;
4) JNL/Vanguard Moderate Allocation Fund change to JNL/Vanguard Moderate ETF Allocation Fund;
5) JNL/Vanguard Moderate Growth Allocation Fund change to JNL/Vanguard Moderate Growth ETF Allocation Fund; and
6) JNL/Vanguard Growth Allocation Fund change to JNL/Vanguard Growth ETF Allocation Fund.

Whereas, pursuant to Board approval of the Fund Changes, as outlined above, the Trust has agreed to amend the Schedule A of the Plan, effective August 13, 2018, to update the list of funds to add the new funds, to remove the merged funds, and to update the fund names.

Now Therefore, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust agrees to amend the Plan as follows:

1)	Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A, dated August 13, 2018, attached hereto.

2)	Except as specifically amended hereby, the Plan shall remain in full force and effect in accordance with its terms.

In Witness Whereof, the Trust has caused this Amendment to be executed and effective as of August 13, 2018.

JNL Series Trust

By:	/s/ Kristen K. Leeman
Name:	Kristen K. Leeman
Title:	Assistant Secretary

Schedule A
Dated August 13, 2018
Investment Portfolios

Fund	Class
JNL/American Funds Balanced Fund	Class A Class I
JNL/American Funds Blue Chip Income and Growth Fund	Class A Class I
JNL/American Funds Capital Income Builder Fund	Class A Class I
JNL/American Funds Global Bond Fund	Class A Class I
JNL/American Funds Global Small Capitalization Fund	Class A Class I
JNL/American Funds Growth-Income Fund	Class A Class I
JNL/American Funds International Fund	Class A Class I
JNL/American Funds New World Fund	Class A Class I
JNL Aggressive Growth Allocation Fund	Class A Class I
JNL Growth Allocation Fund	Class A Class I
JNL Moderate Growth Allocation Fund	Class A Class I
JNL Institutional Alt 25 Fund	Class A Class I
JNL Institutional Alt 50 Fund	Class A Class I
JNL Multi-Manager Alternative Fund	Class A Class I
JNL Multi-Manager International Small Cap Fund	Class A Class I
JNL Multi-Manager Mid Cap Fund	Class A Class I
JNL Multi-Manager Small Cap Growth Fund	Class A Class I
JNL Multi-Manager Small Cap Value Fund	Class A Class I
JNL/AB Dynamic Asset Allocation Fund	Class A Class I
JNL/American Funds Growth Allocation Fund	Class A Class I
JNL/American Funds Moderate Growth Allocation Fund	Class A Class I
JNL/AQR Large Cape Relaxed Constraint Equity Fund	Class A Class I
JNL/AQR Managed Futures Strategy Fund	Class A Class I
JNL/BlackRock Global Allocation Fund	Class A Class I
JNL/BlackRock Global Natural Resources Fund	Class A Class I

A-1

Fund	Class
JNL/BlackRock Large Cap Select Growth Fund	Class A Class I
JNL/Boston Partners Global Long Short Equity Fund	Class A Class I
JNL/Causeway International Value Select Fund	Class A Class I
JNL/ClearBridge Large Cap Growth Fund	Class A Class I
JNL/Crescent High Income Fund	Class A Class I
JNL/DFA Growth Allocation Fund	Class A Class I
JNL/DFA Moderate Growth Allocation Fund	Class A Class I
JNL/DFA U.S. Core Equity Fund	Class A Class I
JNL/DoubleLine® Core Fixed Income Fund	Class A Class I
JNL/DoubleLine® Emerging Markets Fixed Income Fund	Class A Class I
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	Class A Class I
JNL/First State Global Infrastructure Fund	Class A Class I
JNL/FPA + DoubleLine Flexible Allocation Fund	Class A Class I
JNL/Franklin Templeton Founding Strategy Fund	Class A Class I
JNL/Franklin Templeton Global Fund	Class A Class I
JNL/Franklin Templeton Global Multisector Bond Fund	Class A Class I
JNL/Franklin Templeton Income Fund	Class A Class I
JNL/Franklin Templeton International Small Cap Fund	Class A Class I
JNL/Franklin Templeton Mutual Shares Fund	Class A Class I
JNL/Goldman Sachs Core Plus Bond Fund	Class A Class I
JNL/Goldman Sachs Emerging Markets Debt Fund	Class A Class I
JNL/GQG Emerging Markets Equity Fund	Class A Class I
JNL/Harris Oakmark Global Equity Fund	Class A Class I
JNL/Heitman U.S. Focused Real Estate Fund	Class A Class I
JNL/Invesco China-India Fund	Class A Class I
JNL/Invesco Diversified Dividend Fund	Class A Class I
JNL/Invesco Global Real Estate Fund	Class A Class I

A-2

Fund	Class
JNL/Invesco International Growth Fund	Class A Class I
JNL/Invesco Small Cap Growth Fund	Class A Class I
JNL/JPMorgan Hedged Equity Fund	Class A Class I
JNL/JPMorgan MidCap Growth Fund	Class A Class I
JNL/JPMorgan U.S. Government & Quality Bond Fund	Class A Class I
JNL/Lazard Emerging Markets Fund	Class A Class I
JNL/Loomis Sayles Global Growth Fund	Class A Class I
JNL/Mellon Capital 10 x 10 Fund	Class A Class I
JNL/Mellon Capital Bond Index Fund	Class A Class I
JNL/Mellon Capital Consumer Staples Sector Fund	Class A Class I
JNL/Mellon Capital Emerging Markets Index Fund	Class A Class I
JNL/Mellon Capital European 30 Fund	Class A Class I
JNL/Mellon Capital Index 5 Fund	Class A Class I
JNL/Mellon Capital Industrials Sector Fund	Class A Class I
JNL/Mellon Capital International Index Fund	Class A Class I
JNL/Mellon Capital Materials Sector Fund	Class A Class I
JNL/Mellon Capital MSCI KLD 400 Social Index Fund	Class A Class I
JNL/Mellon Capital Pacific Rim 30 Fund	Class A Class I
JNL/Mellon Capital Real Estate Sector Fund	Class A Class I
JNL/Mellon Capital S&P 400 MidCap Index Fund	Class A Class I
JNL/Mellon Capital S&P 500 Index Fund	Class A Class I
JNL S&P 500 Index Fund	Class I
JNL/Mellon Capital S&P 1500 Growth Index Fund	Class A Class I
JNL/Mellon Capital S&P 1500 Value Index Fund	Class A Class I
JNL/Mellon Capital Small Cap Index Fund	Class A Class I
JNL/Mellon Capital Utilities Sector Fund	Class A Class I
JNL/Morningstar Wide Moat Index Fund	Class A Class I

A-3

Fund	Class
JNL/MFS Mid Cap Value Fund	Class A Class I
JNL/Neuberger Berman Strategic Income Fund	Class A Class I
JNL/Oppenheimer Emerging Markets Innovator Fund	Class A Class I
JNL/Oppenheimer Global Growth Fund	Class A Class I
JNL/PIMCO Income Fund	Class A Class I
JNL/PIMCO Real Return Fund	Class A Class I
JNL/PPM America Floating Rate Income Fund	Class A Class I
JNL/PPM America High Yield Bond Fund	Class A Class I
JNL/PPM America Mid Cap Value Fund	Class A Class I
JNL/PPM America Small Cap Value Fund	Class A Class I
JNL/PPM America Total Return Fund	Class A Class I
JNL/PPM America Value Equity Fund	Class A Class I
JNL/Scout Unconstrained Bond Fund	Class A Class I
JNL/T. Rowe Price Established Growth Fund	Class A Class I
JNL/T. Rowe Price Managed Volatility Balanced Fund	Class A Class I
JNL/T. Rowe Price Mid-Cap Growth Fund	Class A Class I
JNL/T. Rowe Price Short-Term Bond Fund	Class A Class I
JNL/T. Rowe Price Value Fund	Class A Class I
JNL/Westchester Capital Event Driven Fund	Class A Class I
JNL/WMC Balanced Fund	Class A Class I
JNL/WMC Government Money Market Fund	Class A Class I
JNL/WMC Value Fund	Class A Class I
JNL/S&P 4 Fund	Class A Class I
JNL/S&P Competitive Advantage Fund	Class A Class I
JNL/S&P Dividend Income & Growth Fund	Class A Class I
JNL/S&P International 5 Fund	Class A Class I
JNL/S&P Intrinsic Value Fund	Class A Class I

A-4

Fund	Class
JNL/S&P Managed Aggressive Growth Fund	Class A Class I
JNL/S&P Managed Conservative Fund	Class A Class I
JNL/S&P Managed Growth Fund	Class A Class I
JNL/S&P Managed Moderate Fund	Class A Class I
JNL/S&P Managed Moderate Growth Fund	Class A Class I
JNL/S&P Mid 3 Fund	Class A Class I
JNL/S&P Total Yield Fund	Class A Class I
JNL/Vanguard Capital Growth Fund	Class A Class I
JNL/Vanguard Equity Income Fund	Class A Class I
JNL/Vanguard Global Bond Market Index Fund	Class A Class I
JNL/Vanguard Growth ETF Allocation Fund	Class A Class I
NL/Vanguard International Fund	Class A Class I
JNL/Vanguard International Stock Market Index Fund	Class A Class I
JNL/Vanguard Moderate ETF Allocation Fund	Class A Class I
JNL/Vanguard Moderate Growth ETF Allocation Fund	Class A Class I
JNL/Vanguard Small Company Growth Fund	Class A Class I
JNL/Vanguard U.S. Stock Market Index Fund	Class A Class I

A-5